UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018

NATURE’S BEST BRANDS, INC, (FORMERLY HIP CUISINE, INC.)
(Exact Name of Registrant as Specified in Charter)

Florida	001-37807	47-3170676
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2250 NW 114th Ave. Unit 1P, PTY 11020,

Miami, FL 33172-3652

 (Address of Principal Executive Offices) (Zip Code)

 011-507-6501-8105

Registrant’s telephone number, including area code

_______________________________

(Former Name or Former Address
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2018, Articles of Amendment originally filed with the Florida Division of Corporations on May 23, 2018, changing our name from Hip Cuisine, Inc. to Nature’s Brand, Inc. (The “Company”) became effective in the State of Florida. The Company’s trading symbol has also been changed from OTC:HIPC to OTC:HLTY to reflect the Company’s name change.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation

99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S BEST BRANDS, INC.

Date: June 18, 2018	By:	/s/ Natalia Lopera
Natalia Lopera
Chief Executive Officer

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